THE ALLIANCE STOCK FUNDS
AllianceCapital [LOGO]                            -Alliance International Fund
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Supplement dated August 6, 2002 to the Prospectuses dated February 1, 2002 of
The Alliance Stock Funds.


     At a Special Meeting of Shareholders on August 6, 2002, the shareholders of Alliance International Fund (the "Fund") approved the acquisition of the Fund by the AllianceBernstein International Value Fund, a series of AllianceBernstein Trust (the "Acquisition"). The Fund has terminated sales of its shares as of that date. The Acquisition is expected to take place on or about August 23, 2002.


You should retain this Supplement with your prospectus for future reference.


(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.